SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 24, 2005

                   Universal Stainless & Alloy Products, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                  000-25032                  25-1724540
 ----------------------------       ------------           ------------------
 (State or other jurisdiction       (Commission            (IRS Employer
  of incorporation)                 File Number)           Identification No.)


          600 Mayer Street, Bridgeville, Pennsylvania          15017
     ----------------------------------------------------- -------------
           (Address of principal executive offices)         (Zip code)

       Registrant's telephone number, including area code: (412) 257-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 1.01.     Entry into a Material Definitive Agreement.

     On June 17, 2005, Universal Stainless & Alloy Products, Inc. (the "Company") entered into an amended and restated credit facility (the "Credit Facility"), which includes a $10.0 million term loan and a revolving credit line of $15.0 million, pursuant to the terms and conditions of a Third Amended and Restated Credit Agreement, dated as of June 24, 2005 (the "Credit Agreement"), by and between Universal Stainless & Alloy Products, Inc. and PNC Bank, National Association. The Credit Facility amends and restates the Company's credit facility entered into on January 30, 1998, which was scheduled to mature in December 2005.

     The Credit Facility matures in June 2011 and is collateralized by substantially all assets of the Company. The interest rate on borrowings under the Credit Facility is based on LIBOR (London Interbank Offered Rates) and is subject to adjustment based upon the Company's maintenance of certain financial ratios. A quarterly nonrefundable commitment fee is payable based upon the amount outstanding under the Credit Facility.

     The Credit Agreement contains customary affirmative and negative covenants for credit facilities of this type, including limitations on the Company with respect to indebtedness, liens, investments, mergers and acquisitions, dispositions of assets and transactions with affiliates. The Credit Agreement also provides for customary events of default, including failure to pay principal, interest or fees when due, failure to pay other indebtedness, failure to comply with covenants, the fact that any representation or warranty made by the Company is untrue or incorrect in any material respect, commencement of certain insolvency or receivership events affecting the Company and occurrence of a change in control of the Company. Upon the occurrence of an event of default, the commitments of the lender may be terminated, and all outstanding obligations of the Company under the Credit Facility may be declared immediately due and payable.

     The foregoing is a summary of the material terms and conditions of the Credit Agreement and not a complete discussion of the document. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the Credit Agreement, which will be filed as an exhibit to the Company's Quarterly Report on Form 10-Q for its quarter ending June 30, 2005.

     On June 24, 2005, the Company issued a press release regarding the Credit Facility. A copy of the press release is attached hereto.


ITEM 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     The disclosure set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.


                                   By: /s/ Richard M. Ubinger
                                       ---------------------------------------
                                       Vice President of Finance,
                                       Chief Financial Officer and Treasurer

Dated:  June 24, 2005


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                                [GRAPHIC OMITTED]
                   Universal Stainless & Alloy Products, Inc.
               600 Mayer Street o Bridgeville, Pennsylvania 15017

                                CONTACTS: Richard M. Ubinger
                                          Vice President of Finance,
                                          Chief Financial Officer and Treasurer
                                          (412) 257-7606
FOR IMMEDIATE RELEASE
---------------------                     Comm-Partners LLC
                                          June Filingeri
                                          (203) 972-0186



         Universal Stainless Announces Amendment of PNC Credit Agreement
-$8 million of expanded borrowing capacity to fund capital expenditure program-

     BRIDGEVILLE, PA, June 24, 2005 -- Universal Stainless & Alloy Products, Inc. (Nasdaq:USAP) announced today that it has amended its credit agreement with PNC Bank, which consists of a PNC Term Loan and a PNC Revolving Line of Credit. Under the Third Amended and Restated Credit Agreement, the Company is replacing the existing term loan, which has a principal balance of $1.95 million, with a new $10.0 million term loan. The revolving credit line remains at $15 million.

     The new credit agreement also removes certain limitations on the Company's annual capital expenditures and on its ability to borrow from other sources, among other amended terms.

     Interest rates on borrowings under both the PNC Line and the PNC Term loan are based on LIBOR (London Interbank Offered Rates) and are further adjusted based upon the Company maintaining certain financial ratios.

     The Company noted that the new term loan will be used to fund its capital expenditure program, including the previously announced addition of a vacuum arc remelt (VAR) furnace at its Bridgeville facility.

About Universal Stainless & Alloy Products, Inc.

     Universal Stainless & Alloy Products, Inc., headquartered in Bridgeville, Pa., manufactures and markets a broad line of semi-finished and finished specialty steels, including stainless steel, tool steel and certain other alloyed steels. The Company's products are sold to original equipment manufacturers, service centers, forgers, rerollers and wire redrawers.

Forward-Looking Information Safe Harbor

Except for historical information contained herein, the statements in this release are forward-looking statements that are made pursuant to the "safe harbor" provision of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties that may cause the Company's actual results in future periods to differ materially from forecasted results. Those risks include, among others, risks associated with the receipt, pricing and timing of future customer orders, risks associated with significant fluctuations that may occur in raw material and energy prices, risks associated with the manufacturing process and production yields, risks related to property, plant and equipment and risks related to the ultimate outcome of the Company's current and future litigation and regulatory matters. Certain of these risks and other risks are described in the Company's filings with the Securities and Exchange Commission (SEC) over the last 12 months, copies of which are available from the SEC or may be obtained upon request from the Company.

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